Summary Prospectus Supplement	January 11, 2022

Floating Rate Income Fund
Summary Prospectus dated June 30, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the fund effective March 31, 2022.

Effective March 31, 2022, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Salvin, Co-Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2008

Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2008

Scott D’Orsi, Portfolio Manager, portfolio manager of the fund since 2022

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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